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                                                              EXHIBIT  (1O)-(60)


                 FIFTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------


        FIFTH AMENDMENT (the "Amendment"), dated as of November 15, 1995, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, Continental Emsco Company, a Delaware corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                                  WITNESSETH:
                                  -----------


        WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

        WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


        NOW, THEREFORE, it is agreed:

        1. Section 7.18 of the Credit Agreement is hereby amended by (i) deleting the proviso appearing therein in its entirety and (ii) inserting the following new proviso in lieu thereof:

          "PROVIDED that LTV and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that (i) if such sale leaseback constituted Indebtedness, it would be permitted under Section 7.3(iii) or 7.3(xv), and (ii) the aggregate amount of the liability (determined as hereinafter provided) outstanding at any time under all such leases of property not acquired by LTV or its Subsidiaries after October 12, 1994 does not exceed $10,000,000, it being understood that any Operating Lease entered into as a sale leaseback under this Section
          7.18 shall be treated as a Capital Lease in an amount equal to the liability that would appear on the balance sheet of LTV and its Subsidiaries if such


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          Operating Lease were a Capital Lease) for purposes of compliance with
          Sections 7.3(iii) and 7.3(xv) and clause (ii) of this proviso, as applicable."

        2. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

                (a) No Default or Event of Default exists as of the Fifth Amendment Effective Date and after giving effect to this Amendment;

                (b) On the Fifth Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

                (c) On and after the Fifth Amendment Effective Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

        3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

        5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        6. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

        7. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

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                                     * * *

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                   THE LTV CORPORATION



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President & Treasurer


                                   LTV STEEL COMPANY, INC.



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President & Treasurer


                                   LTV STEEL MINING CO.,

                                   By:     Youngstown Erie Corporation



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President & Treasurer



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                                   By:     Erie B Corporation



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President & Treasurer


                                   By:     Erie I Corporation



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President & Treasurer


                                   LTV STEEL TUBULAR PRODUCTS
                                   COMPANY


                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President & Treasurer


                                   BT COMMERCIAL CORPORATION,
                                   individually and as Agent
                                   and Collateral Agent



                                   By: /s/ Linda McCormack
                                      ----------------------------------------
                                      Title: Vice President


                                   CHEMICAL BANK, as a Lender



                                   By:
                                      ----------------------------------------
                                      Title:


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                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD., as a Lender



                                   By: /s/ ? ? ?
                                      ----------------------------------------
                                      Title:  Vice President & Deputy
                                              General Manager

                                   MELLON BANK, N.A., as a Lender



                                   By: /s/ Roger N. Stanier
                                      ----------------------------------------
                                      Title: Vice President


                                   THE SUMITOMO BANK, LTD.,
                                   CHICAGO BRANCH, as a Lender



                                   By: /s/ James W. Semonchik
                                      ----------------------------------------
                                      Title: Senior Vice President


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as a Lender



                                   By:  ? ? ?
                                      ----------------------------------------
                                      Title: Vice President


                                   CREDIT LYONNAIS, CHICAGO
                                   BRANCH, as a Lender



                                   By: /s/ Mary Ann Klemm
                                      ----------------------------------------
                                      Title: Vice President and Group Head



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                                   CAISSE NATIONALE DE CREDIT
                                   AGRICOLE, as a Lender



                                   By:
                                      ----------------------------------------
                                      Title:


                                   NATIONAL CITY BANK, as a Lender



                                   By: /s/ Davis R. Bonner
                                      ----------------------------------------
                                      Title: Vice President


                                   SOCIETY NATIONAL BANK, as a Lender



                                   By: /s/ Ruth C. Rob
                                      ----------------------------------------
                                   Title:

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